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                                                               EXECUTION VERSION

                                                                   EXHIBIT 10.22

                          SUPPLEMENTAL CREDIT AGREEMENT

      Supplemental Credit Agreement (this "Supplemental Credit Agreement") dated as of June 17, 2004, among Seabulk International, Inc., a Delaware corporation (the "Borrower") and Fortis Capital Corp. (the "Agent").

                              PRELIMINARY STATEMENT

      Pursuant to the Amended and Restated Credit Agreement, dated as of August 5, 2003, as amended on March 26, 2004 (the "Credit Agreement"), among Seabulk International, Inc., (the "Borrower"), the Subsidiary Guarantors named therein, the Released Subsidiary Guarantors named therein, Fortis, NIB Capital Bank N.V. ("NIB"), The Governor & Company of The Bank of Scotland and each other financial institution which may hereafter execute and deliver an Assignment and Acceptance with respect to the Credit Agreement pursuant to Section 10.11 thereof (any one individually, a "Lender", and collectively, the "Lenders"), Fortis, as administrative agent on behalf of the Lenders (when acting in its capacity as administrative agent under any Transaction Document, herein referred to, together with any successor administrative agent, as the "Agent") and as book runner and as an arranger (when acting in such capacity, an "Arranger") and NIB, as an arranger (when acting in such capacity, an "Arranger", and together with Fortis, the "Arrangers"), the Lenders agreed to make the Facility available to the Borrower, in accordance with the terms of the Credit Agreement. As a condition to providing such Facility, each of the Lenders has requested that the Subsidiary Guarantors, jointly and severally, guarantee the Obligations of the Borrower under the Credit Agreement by entering into the Guarantee Agreement and securing the Subsidiary Guarantors' obligations hereunder by granting to the Agent, on behalf of the Lenders, a lien in, to and under the Collateral (as defined herein). The Borrower has requested that the SEABULK RHODE ISLAND and the SEABULK KENTUCKY (collectively, the "Released Vessels") owned by one of the Subsidiary Guarantors be released from the Mortgage thereon and that the SEABULK PUFFIN owned by the Assignor, a wholly-owned subsidiary of the Borrower, be substituted therefor. In order to induce the Lenders to release the Released Vessels, Offshore Marine Management International, Inc. ("OMMI") has agreed to grant to the Agent, on behalf of the Lenders, a lien in, to and under the SEABULK PUFFIN (the "New Vessel") and the Collateral related thereto so that the New Vessel shall be deemed for all purposes a "Vessel" under the Transaction Documents.

      All things necessary to make this Supplemental Credit Agreement a valid agreement of the Borrower, OMMI and the other Subsidiary Guarantors in accordance with its terms have been done.

      NOW, THEREFORE, and in consideration of the premises, it is mutually covenanted and agreed, for the equal and proportionate benefit of the Agent and each of the Lenders, as follows:

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                                                               EXECUTION VERSION

            (i) OMMI hereby confirms that it unconditionally and irrevocably guarantees, jointly and severally, to the Agent and each of the Lenders (i) the full and prompt payment of the principal of the Notes and the indebtedness represented thereby and the L/C Obligations when and as the same shall become due and payable, whether at the stated maturity thereof, by acceleration, call for redemption or otherwise; (ii) the full and prompt payment of interest on the Notes and the L/C Obligations when and as the same shall become due and payable (including interest at the Overdue Rate on any part of the principal amount, interest amount or other amount due under this Agreement and not paid when due);
(iii) the full and prompt payment of an amount equal to each and all of the payments and other sums when and as the same shall become due, required to be paid by the Borrower under the terms of the Credit Agreement and under each of the other Transaction Documents to which it is a party and (iv) the full and prompt performance and observance by the Borrower of the obligations, covenants and agreements required to be performed and observed by the Borrower under the terms of the Credit Agreement and under each of the other Transaction Documents to which it is a party (items (i) through (iv), the "Subsidiary Guarantee Obligations"). OMMI hereby confirms that it irrevocably and unconditionally agrees that upon any default by the Borrower in the payment, when due, of any principal of, interest on or other amounts (including amounts in respect of fees and indemnification owing to the Agent or the Lenders) due under the Notes, the Credit Agreement or any other Transaction Document, OMMI will promptly pay the same within ten (10) days after the receipt of written demand therefore from the Agent or any Lender. OMMI further confirms that it hereby irrevocably and unconditionally agrees that upon any default by the Borrower in any of its obligations, covenants and agreements required to be performed and observed by the Borrower under the Credit Agreement and under each of the other Transaction Documents to which it is a party, OMMI will effect the observance of such obligations, covenants and agreements within ten (10) days after receipt of written demand therefor from the Agent or any Lender.

      OMMI further confirms that it agrees that the Subsidiary Guarantee Obligations may be extended or renewed, in whole or in part, without notice or further assent from OMMI and that OMMI will remain bound under the Credit Agreement notwithstanding any extension or renewal of any Subsidiary Guarantee Obligation. OMMI confirms that it is subject to all the provisions of the Credit Agreement applicable to a Subsidiary Guarantor. Without limiting the effect of the foregoing, OMMI hereby agrees that it is hereby bound by the provisions of
Section 6.19 of the Credit Agreement relating to the assignment to the Agent as security, and hereby grants to the Agent a security interest in (subject to the provisions of the Assignment of Earnings and Insurances), all the freights, hires, charters and Insurances to which such Additional Guarantor is entitled in respect of the New Vessel and the other Vessels that it owns subject to the Mortgages.

      SECTION 2. The Credit Agreement, as supplemented and amended by this Supplemental Credit Agreement and all other Credit Agreements supplemental thereto, is in all respects ratified and confirmed, and the Credit Agreement, this Supplemental Credit Agreement and all Credit Agreements supplemental thereto shall be read, taken and construed as one and the same instrument.

      SECTION 3. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Supplemental Credit Agreement by any of the provisions of the Credit Agreement, such required provision shall control.

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                                                               EXECUTION VERSION

      SECTION 4. All covenants and agreements in this Supplemental Credit Agreement by OMMI shall bind its successors and assigns, whether so expressed or not.

      SECTION 5. In case any provision in this Supplemental Credit Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 6. Nothing in this Supplemental Credit Agreement, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Lenders any benefit or any legal or equitable right, remedy or claim under this Supplemental Credit Agreement.

      SECTION 7. THIS SUPPLEMENTAL CREDIT AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

      SECTION 8. All terms used in this Supplemental Credit Agreement not otherwise defined herein that are defined in Appendix A to the Credit Agreement shall have the meanings set forth therein.

      SECTION 9. This Supplemental Credit Agreement may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

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                                                               EXECUTION VERSION

      WHEREOF, the parties have caused this Supplemental Credit Agreement to be duly executed as of the date first written above.

SEABULK INTERNATIONAL, INC.,
 as Borrower,

         /s/ Alan R. Twaits
         ------------------------------------------
         Name:  Alan R. Twaits
         Title: Senior Vice President

FORTIS CAPITAL CORP.
 as Agent,

         /s/ Joshua Persky
         ------------------------------------------
         Name:  Joshua Persky
         Title: Vice President

         /s/ John Preneta
         ------------------------------------------
         Name:  John Preneta
         Title: Executive Vice President

OFFSHORE MARINE MANAGEMENT INTERNATIONAL, INC., hereby acknowledges and agrees to the terms, conditions and provisions of the above
First Supplemental Credit Agreement,

         /s/ Alan R. Twaits
         ------------------------------------------
         Name:  Alan R. Twaits
         Title: Senior Vice President